PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2015
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

        The cost and accumulated depreciation of property, plant and equipment were as follows (dollars in millions):

	December 31,
	2015	2014
Land	$208	$227
Buildings	793	799
Plant and equipment	7,009	6,918
Construction in progress	935	869

Total	8,945	8,813
Less accumulated depreciation	(4,535)	(4,438)

Net	$4,410	$4,375